Page 19 of 20 Pages



                                    EXHIBIT A

                             JOINT FILING AGREEMENT

          The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of the Wet Seal Inc. dated January 23, 2001 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  January 23, 2000                 GROSS-TEITELBAUM HOLDINGS INC.

                                        By:     /S/ I. TEITELBAUM
                                                -------------------------------
                                                Name:    I. Teitelbaum
                                                Title:   Secretary


                                        LOS ANGELES EXPRESS FASHIONS, INC.

                                        By:     /S/ I. TEITELBAUM
                                                -------------------------------
                                                Name:    I. Teitelbaum
                                                Title:   Secretary


                                         SUZY SHIER EQUITIES INC.

                                         By:     /S/ I. TEITELBAUM
                                                -------------------------------
                                                Name:    I. Teitelbaum
                                                Title:   President


                                         SUZY SHIER LIMITED

                                         SUZY SHIER EQUITIES INC.

                                         By:     /S/ I. TEITELBAUM
                                                -------------------------------
                                                Name:    I. Teitelbaum
                                                Title:   Chairman and CEO


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                                                             Page 20 of 20 Pages


                                        STEPHEN GROSS HOLDINGS INC.

                                        By:     /S/ STEPHEN GROSS
                                                --------------------------------
                                                Name:    Stephen Gross
                                                Title:   Secretary


                                        STEPHEN GROSS

                                        /S/ STEPHEN GROSS
                                        ----------------------------------------


                                        TEITELBAUM HOLDINGS INC.


                                        By:     /S/ I. TEITELBAUM
                                                --------------------------------
                                                Name:    I. Teitelbaum
                                                Title:   Secretary


                                        IRVING TEITELBAUM

                                        /S/ I. TEITELBAUM
                                        ----------------------------------------


                                        MAISAR INVESTMENTS INC.


                                        By:     /S/ I. TEITELBAUM
                                                --------------------------------
                                                Name:    I. Teitelbaum
                                                Title:   President